UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mangoceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

15110 N. Dallas Parkway, Suite 600

Dallas, Texas 75248

February 18, 2025

To Our Stockholders:

The Board of Directors (“Board”) and officers of Mangoceuticals, Inc., a Texas corporation (the “Company”), join us in extending to you a cordial invitation to attend a special meeting of our stockholders, which we refer to as the special meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Monday, March 17, 2025
Time:	12:00 p.m. Central Time
Meeting Site:	15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248

The Notice of Special meeting and Proxy Statement, is also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement by contacting our main office at (214) 242-9619.

These materials were first sent or given to stockholders on February 18, 2025. In connection with the special meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the special meeting, we urge you to read the proxy statement (and any documents attached hereto) and consider such information carefully before voting. The attached Notice of Special meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the special meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the special meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the special meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in Mangoceuticals, Inc.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on Monday, March 17, 2025. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 17, 2025.

Our proxy statement is available at the following cookies-free website that can be accessed anonymously: www.cleartrustonline.com/mgrx. Stockholders may also vote prior to the meeting at www.cleartrustonline.com/mgrx.

Mangoceuticals, Inc.

15110 N. Dallas Parkway, Suite 600

Dallas, Texas 75248

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MARCH 17, 2025

To the Stockholders of Mangoceuticals, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the special meeting of the stockholders of Mangoceuticals, Inc., a Texas corporation (“ Mangoceuticals”, the “Company”, “we” and “us”), which will be held on Monday, March 17, 2025, at 12:00 p.m., Central Time at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248 (subject to postponement(s) or adjournment(s) thereof), which we refer to as the “special meeting”, or the “Meeting”. The special meeting is being held for the following purposes:

1.	To approve amendments to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc. (the “Series B Designation”) to (a) fix the conversion rate of the Series B Convertible Preferred Stock at $1.50 per share, (b) reduce the Floor Price (as defined in the Series B Designation) to $1.50 per share, (c) remove the accrual of dividends on the Series B Convertible Preferred Stock, and (d) to exclude Mango & Peaches Corp., our wholly-owned subsidiary (“Mango & Peaches”) and transactions involving Mango & Peaches from the definition of Change of Control Transaction; and to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith. Our common stock and Series B Convertible Preferred Stock holders are being asked (i) to approve amendments to our Series B Designation to (a) reduce the conversion price set forth therein to a fixed price of $1.50 per share (compared to having a fixed conversion price of $2.25 currently)(the “Conversion Price”); (b) reduce the floor price set forth therein from $2.25 to $1.50 per share (the “Floor Price”); (c) to remove the dividend rights set forth therein (except for standard participatory rights for dividends declared on the Company’s common stock); and (d) to exclude Mango & Peaches and transactions involving Mango & Peaches from the definition of Change of Control Transaction; and (ii) to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith (the “Series B Amendment Proposal”).

2.	To approve the adoption of the Second Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan. Stockholders are being asked to approve and ratify, and the Board of Directors recommends that you approve and ratify, the Second Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (the “Equity Plan Proposal”).

3.	To approve the issuance of shares of common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches, our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635. Stockholders are being asked to approve the issuance of shares of common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches, our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635 (the “M&P Equity Compensation Proposal”).

4.	To approve the adjournment of the Annual Meeting, if necessary. Stockholders are being asked to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal (the “Adjournment Proposal”).

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS ONE, TWO, THREE AND FOUR.

No proposal is contingent on the approval of any other proposal disclosed above.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the special meeting. Our Board of Directors has fixed the close of business on February 13, 2025, as the record date for determining those stockholders entitled to vote at the special meeting and any adjournment or postponement thereof. Accordingly, only common stockholders and holders of our Series B Convertible Preferred Stock (“Series B Preferred Stock”) and 6% Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of record at the close of business on that date are entitled to notice of the special meeting and only holders of our common stock and Series B Preferred Stock (solely as to Proposal 1, the Series B Amendment Proposal), are entitled to vote at the special meeting.

We cordially invite you to attend the special meeting. However, to ensure your representation at the special meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of the availability of which is first being mailed to stockholders on or about February 18, 2025, is also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement by contacting our main office at (214) 242-9619.

Even if you plan to attend the special meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, ClearTrust, LLC at 1-813-235-4490.

By Order of the Board of Directors:

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Dallas, Texas
February 18, 2025

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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GENERAL INFORMATION	1

Information Contained in this Proxy Statement	1
Time, Date and Place	1
Attendance at the Special Meeting	1
Conduct at the Meeting	1
Record Date and Shares Entitled to Vote	2
Voting Process	2
Providing and Revoking Proxies	3
Voting Requirements for Each of the Proposals	4
Quorum	5
Board of Directors Voting Recommendations	5
Mailing Costs and Solicitation of Proxies	5
Inspector of Voting	5
Stockholders Entitled to Vote at the Meeting	6
Voting Instructions	6
Confidential Voting	6
Stockholder of Record and Shares Held in Brokerage Accounts	6
Multiple Stockholders Sharing the Same Address	6
Voting Results	7
Company Mailing Address	7
Other Matters	7

BACKGROUND OF THE COMPANY	7

Reverse Stock Split	7

DEFINITIONS	8

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS	8

REFERENCES TO ADDITIONAL INFORMATION	8

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	9

Security Ownership of Management and Certain Beneficial Owners and Management	9
Change of Control	10

PROPOSAL 1 Approval of amendmentS to the SERIES B DESIGNATION to (a) REDUCE the Conversion Price TO $1.50 PER SHARE, (b) FIX THE FLOOR PRICE AT $1.50 PER SHARE, (c) REMOVE THE DIVIDEND RIGHTS SET FORTH THEREIN (except for standard participatory rights for dividends declared on the Company’s common stock), and (d) exclude Mango & Peaches Corp., our wholly-owned subsidiary and transactions involving Mango & Peaches from the definition of Change of Control Transaction, and to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith	11

General	11
Current Series B Preferred Stock Rights and Preferences	13
Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal	17
Effect of the Series B Amendment Proposal on Existing Stockholders	18
Required Vote	19
Effective Date and Time of the Series B Designation Amendment	19
Board Recommendation	19

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PROPOSAL 2 ADOPTION OF THE SECOND AMENDMENT TO THE Mangoceuticals, Inc. 2022 EQUITY INCENTIVE PLAN	20

General	20
Background and Purpose of the Amended Plan	21
Current Overview of Outstanding Equity Information	21
Summary of the Material Terms of the Amended Plan	21
Vote Required	30
Board Recommendation	30

PROPOSAL 3 approval of the issuance of shares of common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches Corp., our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635	30

Parent Subsidiary Contribution Agreement	30
Amended and Restated Employment Agreement	31
Series A Super Majority Voting Preferred Stock	33
Approval of Contingent Subsidiary Securities Issuances	34
Effect of Issuance on Existing Stockholders	34
Stockholder Approval Pursuant to Nasdaq Listing Rule 5635	35
Effects if Proposal No. 3 Is Not Approved	35
Interests of Mr. Cohen	35
Required Vote	35
Board Recommendation	36

PROPOSAL 4 ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES	36

General	36
Vote Required	36
Board Recommendation	36

OTHER MATTERS	37

Additional Filings	37
Other Matters to be Presented at the Special Meeting	37
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:	37
Company Contact Information	37

WHERE YOU CAN FIND MORE INFORMATION	37

ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q	38

Appendix A – Form of Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc.	A-1

Appendix B – Second Amendment to Mangoceuticals, Inc. 2022 Equity Incentive Plan	B-1

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PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Mangoceuticals, Inc. (“we,” “us”, “our” or the “Company”) has made these materials available to you or delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at a special meeting of stockholders, which we refer to as our special meeting, or the “Meeting”, to be held on Monday, March 17, 2025 at 12:00 p.m., Central time at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, and at any postponement(s) or adjournment(s) thereof.

These materials were first sent or given to stockholders on or about February 18, 2025. You are invited to attend the special meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process and certain other required information. If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the special meeting.

Time, Date and Place

The special meeting will be held on Monday, March 17, 2025 at 12:00 p.m. Central time at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, subject to any postponement(s) or adjournment(s) thereof.

Attendance at the Special Meeting

Attendance at the special meeting is limited to holders of record of our common stock, Series B Convertible Preferred Stock (“Series B Preferred Stock”) and/or 6% Series C Convertible Preferred Stock (the “Series C Preferred Stock”), or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the special meeting. If your shares are held in the name of a bank, broker or other nominee and you or your authorized representative plan to attend the special meeting, you or your authorized representative must present proof of your ownership of our common stock, Series B Preferred Stock and/or Series C Preferred Stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock, Series B Preferred Stock and/or Series C Preferred Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the special meeting. A written agenda and rules of procedure for the special meeting will be distributed to those persons in attendance at the special meeting.

Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the special meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairperson of the Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on the agenda for the special meeting and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

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Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the special meeting if you were a stockholder of record as of the close of business on February 13, 2025 (the “Record Date”).

At the close of business on the Record Date, there were 4,888,796 shares of common stock issued and outstanding and 2,554 shares of Series B Preferred Stock issued and outstanding. The common stock votes one vote on all stockholder matters and the Series B Preferred Stock have no voting rights, except in connection with Proposal 1, the Series B Amendment Proposal, which requires the affirmative vote of the holders of at least a majority of the then issued and outstanding shares of Series B Preferred Stock (a “Simple Majority”). As a result, we had an aggregate of 4,888,796 total voting shares as of the Record Date, provided that in addition to the vote of the common stockholders, the approval of Proposal 1, the Series B Amendment Proposal, requires the approval of a Simple Majority of the Series B Preferred Stockholders. We also have outstanding 980,000 shares of Series C Preferred Stock, which have no voting rights in connection with the proposals to be voted on at the special meeting.

If your proxy is properly executed and received by us in time to be voted at our special meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for” Proposals 1, 2, 3 and 4, or otherwise determined by the proxies.

The only matters that we expect to be presented at our special meeting are set forth in the notice of special meeting. If any other matters properly come before our special meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a common stock or Series B Preferred Stock (only as to Proposal 1, the Series B Amendment Proposal) stockholder of record, there are five ways to vote:

●	At the special meeting. You may vote in person at the special meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal in the absence of your instruction. For a proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a broker or other nominee submits a proxy to vote on at least one “routine” proposal and indicates that it does not have, or is not exercising, voting authority on matters deemed “non-routine.” Broker non-votes will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted. Under the applicable rules governing such brokers, we believe none of the proposals are likely to be considered a “routine” item.

A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our special meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the special meeting to the Corporate Secretary, Mangoceuticals, Inc., 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our special meeting or by submitting a later dated proxy by the Internet or telephone prior to the special meeting; or

●	attending our special meeting and voting in person.

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Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Approval of amendments to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc. (the “Series B Designation”) to (a) reduce the conversion price set forth therein to a fixed price of $1.50 per share (compared to having a fixed conversion price of $2.25 currently)(the “Conversion Price”); (b) reduce the floor price set forth therein from $2.25 to $1.50 per share (the “Floor Price”); (c) remove the dividend rights set forth therein (except for standard participatory rights for dividends declared on the Company’s common stock); (d) exclude and to exclude Mango & Peaches Corp., our wholly-owned subsidiary (“Mango & Peaches”) and transactions involving Mango & Peaches from the definition of Change of Control Transaction; and to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith	Affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and the affirmative vote of a Simple Majority of holders of the outstanding shares of Series B Preferred Stock	No
2	Adoption of the Second Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan.	Affirmative vote of a majority of shares of common stock present in person or represented by proxy at the special meeting	No
3	Approval of the issuance of shares of common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches, our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635	Affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting	No
4	Approval of the adjournment of the special meeting, if necessary.	Affirmative vote of a majority of shares of common stock present in person or represented by proxy at the special meeting	No

*	See also “Quorum”, below.

Approval of Proposal 1 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and the affirmative vote of a Simple Majority of the outstanding shares of Series B Preferred Stock.

Approval of Proposals 2, 3 and 4 require the affirmative vote of a majority of the votes cast on such proposals present in person or represented by proxy at the special meeting and entitled to vote thereon, provided that a quorum exists at the special meeting.

Votes cast “against” Proposal 1, will count against the approval of such proposal. Abstentions relating to the common stock will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore have no effect on such proposal, except in the event a holder of Series B Preferred Stock abstains from voting for Proposal 1 will have the same effect as a vote “against” proposal 1.

Votes cast “against” Proposals 2, 3 and 4, will count against the approval of such proposals. Abstentions will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore have no effect on such proposals.

Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where stockholders have not provided discretionary authority, and as such will have no effect on these proposals.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on any issues requiring approval of a majority of the votes cast at the special meeting or in connection with whether any proposal receives more votes cast in favor of such proposal versus against such proposal.

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Quorum

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” approval of amendments to the Series B Designation to (a) reduce the conversion price set forth therein to a fixed price of $1.50 per share (compared to having a fixed conversion price of $2.25 currently)(the “Conversion Price”); (b) reduce the floor price set forth therein from $2.25 to $1.50 per share (the “Floor Price”); (c) remove the dividend rights set forth therein (except for standard participatory rights for dividends declared on the Company’s common stock); and (d) exclude Mango & Peaches and transactions involving Mango & Peaches from the definition of Change of Control Transaction, and (ii) approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith (Proposal 1)(the “Series B Amendment Proposal”).

●	“FOR” approval of the Second Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (Proposal 2)(the “Equity Plan Proposal”).

●	“FOR” approval of the issuance of shares of the common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches, our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635(Proposal 3)(the “M&P Equity Compensation Proposal”).

●	“FOR” approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal (Proposal 4)(“Adjournment Proposal”).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay ClearTrust, LLC a fee not to exceed $10,000 plus costs and expenses. In addition, ClearTrust, LLC and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of ClearTrust, LLC will tabulate the votes and act as inspector of election for the special meeting.

5

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the special meeting will be available at our principal executive offices, for any purpose germane to the special meeting, during ordinary business hours, for a period of ten days prior to the special meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the special meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact ClearTrust, LLC, at 1-813-235-4490 to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC” or the “Commission”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you are receiving multiple copies of the Proxy Statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (214) 242-9619 or by sending a written request to our Corporate Secretary at our principal executive offices at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, or a stockholder may make a request by calling our Investor Relations at (214) 242-9619.

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If you receive more than one set of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the special meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Company Mailing Address

The mailing address of our principal executive offices is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

We are a Texas corporation formed on October 7, 2021. Our address is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248. Our telephone number is (214) 242-9619. Our website is www.MangoRX.com. Information contained on or accessible through our website is not a part of this proxy statement and is not incorporated by reference herein, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

We connect consumers to licensed healthcare professionals through our website at www.MangoRX.com for the provision of care via telehealth on our customer portal and also provide access for customers to a licensed pharmacy for online fulfillment and distribution of certain medications that may be prescribed as part of their telehealth consultations. We have developed what we believe is a go-to-market strategy inclusive of product development, operations, marketing and advertising. To date, however, we have not sold a significant amount of products and have not generated revenues sufficient to support our operations.

We have identified men’s wellness telemedicine services and products as a growing sector in recent years and especially related to the areas of erectile dysfunction (“ED”), hair growth, hormone therapies and weight management products.

Reverse Stock Split

Effective on October 16, 2024, at 12:01 a.m. Eastern Time, we affected a 1-for-15 reverse stock split of our then outstanding common stock, with any fractional shares rounded up to the nearest whole share (the “Reverse Stock Split”).

In connection with the Reverse Stock Split discussed above, all outstanding options, warrants, and other securities entitling their holders to purchase or otherwise receive shares of common stock were adjusted, as required by the terms of each security. The number of shares available to be awarded under the Company’s equity incentive plans were also appropriately adjusted. Following the Reverse Stock Split, the par value of the common stock remained unchanged at $0.0001 par value per share. The Reverse Stock Split did not change the authorized number of shares of common stock or preferred stock.

The effects of the Reverse Stock Split have been retroactively reflected throughout this proxy statement.

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DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Mangoceuticals,” “MangoRX” and “Mangoceuticals, Inc.” refer specifically to Mangoceuticals, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, and our ability to market and commercialize products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Statement Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

REFERENCES TO ADDITIONAL INFORMATION

You may also request a copy of this proxy statement from ClearTrust, LLC, the Company’s proxy agent, at the following address and telephone number:

ClearTrust, LLC

16540 Pointe Village Dr., Ste 210

Lutz, Florida 33558

1-813-235-4490

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VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock and Series B Preferred Stock (solely on Proposal 1, the Series B Amendment Proposal), at the close of business on the Record Date, will be entitled to vote at the special meeting, on all matters properly presented at the special meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were 4,888,796 shares of common stock issued and outstanding and 2,554 shares of Series B Preferred Stock issued and outstanding. The common stock votes one vote on all stockholder matters and the Series B Preferred Stock have no voting rights, except in connection with Proposal 1, the Series B Amendment Proposal, which requires the affirmative vote of the holders of at least a majority of the then issued and outstanding shares of Series B Preferred Stock (a “Simple Majority”). As a result, we had an aggregate of 4,888,796 total voting shares as of the Record Date, provided that in addition to the vote of the common stockholders, the approval of Proposal 1, the Series B Amendment Proposal, requires the approval of a Simple Majority of the Series B Preferred Stockholders. We also have outstanding 980,000 shares of Series C Preferred Stock, which have no voting rights in connection with the proposals to be voted on at the special meeting.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to any of the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding common stock, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined in the Summary Compensation Table set forth in the proxy statement for our 2024 annual meeting of stockholders); and (d) all current directors and named executive officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

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Title of Class	Name of Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent Beneficial Ownership
Directors, Named Executive Officers and Executive Officers
Common Stock	Jacob D. Cohen	721,667	(1)	14.4%
Common Stock	Isaac Antonios	—		—
Common Stock	Eugene M. Johnston	38,334		*
Common Stock	Amanda Hammer	15,001	(2)	*
Common Stock	Lorraine D’Alessio	11,667		*
Common Stock	Alex P. Hamilton	1,667		*
Common Stock	Dr. Kenny Myers	11,667		*
Common Stock	Jonathan Arango(a)	—		—

	All executive officers and directors as a group (7 persons)	800,003	(1)	16.0%

Greater than 5% Stockholders
Common Stock	Greenfield Investments, Ltd(3)	515,000		10.5%
Common Stock	Propre Energie, Inc(4)	650,000		13.3%
Common Stock	MAAB Global Ltd.(5)	333,334	(5)	6.4%

* Less than 1%.

(a)	Effective on March 28, 2024, Jonathan Arango resigned as a member of the Board of Directors and as President and Secretary of the Company.

(1)	A total of 605,000 of the outstanding shares of common stock beneficially owned by Mr. Cohen are held in the name of The Tiger Cub Trust, which is beneficially owned by Jacob D. Cohen, its Trustee, and which shares Mr. Cohen is deemed to beneficially own. Includes 33,333 shares of common stock issuable upon exercise of options to purchase shares of common stock of the Company held by Mr. Cohen, with an exercise price of $16.50 per share, and does not include options to purchase 16,667 shares of common stock which an exercise price of $16.50 per share, which vest on September 1, 2025, and expire on August 31, 2027, and also includes options to purchase 83,333 shares of common stock with an exercise price of $4.80 per share and an expiration date of December 28, 2028.

(2)	Includes options to purchase 3,333 shares of common stock with an exercise price of $16.50 per share and an expiration date of May 1, 2033, and does not include options to purchase 6,667 shares of common stock with an exercise price of $16,50 per share, which vest at the rate of 1/2 of such options on each of May 1, 2025 and 2026, which have not vested as of the Date of Determination.

(3)

Address: Suites A201& A202 (Upstairs), Regent Village East, Grace Bay, Providenciales, Turks and Caicos Islands. The shares held by Greenfield Investments, Ltd may be beneficially owned by Peter M. Karam, its Director. The information disclosed in this footnote comes from the Schedule 13G filed by Greenfield Investments, Ltd on January 22, 2025, and the Company has not independently confirmed such information.

(4)	Address: 12 Four Oaks Gate Toronto Ontario M4J 2X2 Canada. The shares held by Propre Energie, Inc. may be beneficially owned by Peter Polimeneas, its Director.

(5)	Address: 34 Gibson Ave, Toronto, Ontario M5R 1T5. The shares of Common Stock held by MAAB Global Ltd. may be deemed to be beneficially owned by Bruce Brent, its President.

(6)	Consists of 333,334 shares of Common Stock issuable, at the option of the holder, upon the conversion of $500,000 of outstanding debt at a conversion price of $1.50 per share. Does not include 85,067 shares of common stock issuable upon conversion of 174 shares of Series B Preferred Stock with each share having a stated value of $1,100 and having an assumed conversion price of the floor price of $2.25 per share. The Series B Designation includes a conversion limitation prohibiting any holder and their affiliates from converting the Series B Preferred Stock into common stock in the event that upon such conversion their beneficial ownership of the Company’s common stock would exceed 4.99%.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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PROPOSAL 1

Approval of amendmentS to the SERIES B DESIGNATION to (a) REDUCE the Conversion Price TO $1.50 PER SHARE, (b) FIX THE FLOOR PRICE AT $1.50 PER SHARE, (c) REMOVE THE DIVIDEND RIGHTS SET FORTH THEREIN (except for standard participatory rights for dividends declared on the Company’s common stock), and (d) exclude Mango & Peaches Corp., our wholly-owned subsidiary and transactions involving Mango & Peaches from the definition of Change of Control Transaction, and to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock in connection therewith

General

On February 15, 2025, the Board of Directors of the Company (the “Board”) approved and deemed it advisable to amend the Series B Designation and is asking the Company’s stockholders to approve the amendment in accordance with Texas law and Nasdaq Listing Rule 5635(d). The description in this Proxy Statement of the proposed amendment to the Series B Designation is qualified in its entirety by reference to, and should be read in conjunction with, the actual text of the amendment as set forth in Appendix A (the “Series B Designation Amendment”) which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company. The Board reserves the right to elect to abandon the filing of the amendment if it determines, in its sole discretion, that the terms thereof are no longer in the best interests of the Company and its stockholders.

At the close of business on the Record Date, there were 4,888,796 shares of common stock issued and outstanding and 2,554 shares of Series B Preferred Stock issued and outstanding, the rights associated which are discussed in greater detail below under “Current Series B Preferred Stock Rights and Preferences”.

The 2,554 outstanding shares of Series B Preferred Stock currently have an aggregate stated value of $2,809,400, and pursuant to the current conversion rights of the holders of the Series B Preferred Stock, each Series B Preferred Stock share is convertible, at any time and from time to time from, at the option of the holder thereof, into that number of shares of common stock of the Company, as equals the stated value thereof by the Conversion Price, which is currently equal to the fixed rate of $2.25 per share, which is equal to the Floor Price (as defined below). As a result, the 2,554 outstanding shares of Series B Preferred Stock are currently convertible into an aggregate of 1,248,622 shares of common stock of the Company or 25.5% of the Company’s currently outstanding shares of common stock. Notwithstanding the above, the Company previously received stockholder approval, at the 2024 annual meeting of stockholders of the Company held on June 17, 2024, in accordance with Nasdaq Listing Rule 5635(d), for the issuance of shares of common stock upon the conversion of 1,500 shares of Series B Preferred Stock sold pursuant to the terms of that certain April 4, 2024, Securities Purchase Agreement entered into between the Company and an institutional investor party thereto, pursuant to which the Company sold the investor an aggregate of 1,500 shares of shares of Series B Preferred Stock and warrants to purchase 3,300,000 shares of common stock with an exercise price of $3.90 per share, of which 1,470 shares of Series B Preferred Stock remain outstanding. Notwithstanding that, the Company is seeking stockholder approval for the Series B Designation Amendment as to all outstanding shares of Series B Preferred Stock of the Company.

The proposed Series B Designation Amendment (a) reduces the conversion price set forth therein to a fixed price of $1.50 per share (subject to customary adjustments for stock splits) (compared to having a fixed conversion price of $2.25 currently)(the “Conversion Price”); (b) reduces the floor price set forth therein from $2.25 to $1.50 per share (subject to customary adjustments for stock splits)(the “Floor Price”); and (c) to removes the dividend rights set forth therein (except for standard participatory rights for dividends declared on the Company’s common stock). The Conversion Price of the Series B Preferred Stock was adjusted in connection with the Reverse Split Reset Terms (as defined below) following the Reverse Stock Split, to $2.53 per share, and was further reduced to $2.25 (the Floor Price), upon the conversion of certain debt of the Company into common stock of the Company at a conversion price of $1.50 per share in January 2025, pursuant to the Anti-Dilutive Rights (as defined below).

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Currently, from and after the issuance date of the Series B Preferred Stock, each share of Series B Preferred Stock is entitled to receive, when, as and if authorized and declared by the Board of Directors of the Company, out of any funds legally available therefor, cumulative dividends in an amount equal to (i) the 10% per annum on the stated value (initially $1,100 per share)(the “Stated Value”) as of the record date for such dividend (as described in the Series B Designation), and (ii) on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property, authorized and declared by the Board of Directors on the issued and outstanding shares of common stock in an amount determined by assuming that the number of shares of common stock into which such shares of Series B Preferred Stock could be converted on the applicable record date for such dividend or distribution. Dividends payable pursuant to (i) above are payable quarterly in arrears, if, as and when authorized and declared by the Board of Directors, or any duly authorized committee thereof, to the extent not prohibited by law, on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a business day, in which event such dividends are payable on the next succeeding business day, without accrual of interest thereon to the actual payment date), commencing on June 30, 2024. Accrued dividends may be settled in cash, subject to applicable law, shares of common stock (valued at the closing price on the date the dividend is due) or in-kind, by increasing the stated value by the amount of the quarterly dividend.

The Series B Designation Amendment would remove the dividend rights set forth above, and instead provide holders of Series B Preferred Stock the limited right to participate with the common stockholders, on an as converted basis, with any dividend declared by the Board of Directors of the Company on the Company’s common stock (except for dividends declared solely in shares of common stock).

In addition to the above, events of default under the Series B Designation includes a Change of Control Transaction (defined below). Additionally, the Company may not deliver a Company Optional Redemption Notice, and any Company Optional Redemption Notice delivered by the Company shall not be effective, unless all of the Equity Conditions (defined in the Series B Designation) have been met on each trading day during the period beginning on the date notice of the redemption is provided and ending on the redemption date, which cannot be less than 10 nor more than 20 days. Equity Conditions include the requirement that there have been no public announcement of a pending or proposed Change of Control Transaction that has not been consummated

“Change of Control Transaction” means the occurrence of: (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital shares of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion or exercise of Series B Preferred Stock shares and the other securities); (b) the Company merges into or consolidates with any other person, or any person merges into or consolidates with the Company and, after giving effect to such transaction, the shareholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction; (c) the Company sells or transfers all or substantially all of its assets to another person and the shareholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction; (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the original issuance date of the Series B Preferred Stock (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on such date); or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

The Series B Designation Amendment also excludes Mango & Peaches form the definition of Change of Control Transaction. As a result, the issuance of securities of Mango & Peaches to Mr. Cohen, the Company’s Chief Executive Officer and Chairman, as discussed in Proposal 3, below, would not be a Change of Control Transaction, trigger an event of default under the Series B Preferred Stock or be deemed an Equity Condition.

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Assuming the Series B Designation Amendment is approved by stockholders at the special meeting, the maximum number of shares of common stock issuable upon conversion of the Series B Preferred Stock, without factoring in any dividends thereon, which are also convertible into shares of common stock of the Company, as discussed below, an aggregate of a maximum of 1,872,934 shares of common stock of the Company could be issuable to the holders of the Series B Preferred Stock, compared to a maximum of 1,248,622 shares currently. The issuance of the additional shares of common stock will cause significant dilution to existing stockholders, and may cause the value of the Company’s common stock to decline in value.

Because the Series B Designation Amendment could result in the issuance of approximately 36.3% of our outstanding common stock upon conversion of the outstanding Series B Preferred Stock, assuming a conversion of all outstanding shares of Series B Preferred Stock at the amended Floor Price, without factoring in dividends on the Series B Preferred Stock, the conversion of the Series B Preferred Stock following the Series B Designation Amendment could result in an issuance of common stock equaling more than 19.99% of our outstanding common stock. As a result thereof, Nasdaq requires that our common stockholders approve the potential issuance pursuant to Nasdaq Rule 5635(d), which requires stockholder approval for transactions other than public offerings that involve the issuance, or potential issuance, of common stock equal to 20% or more of the common stock or voting power outstanding before the issuance.

Additionally, pursuant to the Protective Provisions of the Series B Preferred Stock, as discussed below, the Series B Designation Amendment is required to be approved by holders of a Simple Majority of the Series B Preferred Stock.

Current Series B Preferred Stock Rights and Preferences

The following description is a summary of the material terms of our Series B Preferred Stock as currently in effect. This summary is subject to, and qualified in its entirety by, the rights, preferences, powers, and privileges of the Series B Preferred Stock, set forth in the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc., filed as Exhibit 3.3 to the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2024, as amended by the amendment thereto filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2024.

Dividend Rights. From and after the issuance date of the Series B Preferred Stock, each share of Series B Preferred Stock is entitled to receive, when, as and if authorized and declared by the Board of Directors of the Company, out of any funds legally available therefor, cumulative dividends in an amount equal to (i) the 10% per annum on the stated value (initially $1,100 per share)(the “Stated Value”) as of the record date for such dividend (as described in the Series B Designation), and (ii) on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property, authorized and declared by the Board of Directors on the issued and outstanding shares of common stock in an amount determined by assuming that the number of shares of common stock into which such shares of Series B Preferred Stock could be converted on the applicable record date for such dividend or distribution.

Dividends payable pursuant to (i) above are payable quarterly in arrears, if, as and when authorized and declared by the Board of Directors, or any duly authorized committee thereof, to the extent not prohibited by law, on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a business day, in which event such dividends are payable on the next succeeding business day, without accrual of interest thereon to the actual payment date), commencing on June 30, 2024.

Accrued dividends may be settled in cash, subject to applicable law, shares of common stock (valued at the closing price on the date the dividend is due) or in-kind, by increasing the stated value by the amount of the quarterly dividend.

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Liquidation Preference. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series B Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing, for each share of Series B Preferred Stock, before any distribution or payment shall be made to the holders of any junior securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series B Preferred Stock shall be ratably distributed among the holders of the Series B Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction (each as described in the Series B Destination) is not deemed a Liquidation.

Conversion Rights. Each holder of Series B Preferred Stock may, at its option, convert its shares of Series B Preferred Stock (each a “Series B Conversion”) into that number of shares of common stock equal to the Stated Value of such share of Series B Preferred Stock, divided by $2.25 (the “Set Price” or the “Conversion Price”). Further, in no event shall the Conversion Price be less than $2.25, subject to adjustment in the designation or the mutual agreement of the holder and the Company (the “Floor Price”).

In the event the Company does not comply with the terms of the designation and timely issue shares of common stock upon conversion to the holder, the Company is liable for damages in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of preferred shares being converted, $50 per trading day (increasing to $100 per trading day on the fifth trading day and increasing to $200 per trading day on the tenth trading day after such damages begin to accrue) for each trading day after the date due that the shares are delivered. The designation also provides for customary buy-in rights to the holders for failure of the Company to timely deliver conversion shares.

We agreed to reserve not less than 50 million shares to allow for conversion of the Series B Preferred Stock, which shares have been reserved.

The Series B Designation includes a conversion limitation prohibiting any holder and their affiliates from converting the Series B Preferred Stock into common stock in the event that upon such conversion their beneficial ownership of the Company’s common stock would exceed 4.99%.

The Conversion Price is subject to anti-dilutive rights in the event that the Company issues any shares of common stock or common stock equivalents with a value less than the then conversion price, subject to certain customary exceptions for equity plan issuances, securities already outstanding, and certain strategic acquisitions, subject to the Floor Price (the “Anti-Dilutive Rights”).

Additionally, if at any time the Series B Preferred Stock are outstanding there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving the common stock (each, a “Share Combination Event”, and such date thereof, the “Share Combination Event Date”) and the Event Market Price (defined below) is less than the then Conversion Price then in effect, then on the sixth trading day immediately following such Share Combination Event Date, the Conversion Price then in effect on such sixth trading day is automatically reduced (but in no event increased) to the greater of the (i) Event Market Price; and (ii) the Floor Price (the “Reverse Split Reset Terms”). The “Event Market Price” means, with respect to any Share Combination Event Date, the quotient determined by dividing (x) the sum of the volume weighted average price of the common stock for each of the five trading days ending and including the trading day immediately preceding the sixth trading day after such Share Combination Event Date, divided by (y) five.

Voting Rights. The Series B Preferred Stock have no voting rights, except in connection with the Protective Provisions discussed below.

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Provisions. So long as any shares of Series B Preferred Stock are outstanding, the Company cannot without first obtaining the approval of the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting together as a class (collectively, the “Protective Provisions”):

(a) Amend any provision of the Series B Designation;

(b) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(c) Amend the Certificate of Formation of the Company (including by designating additional series of Preferred Stock) in a manner which adversely affects the rights, preferences and privileges of the Series B Preferred Stock;

(d) Effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series.

Additionally, so long as any Series B Preferred Stock shares remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire, directly or indirectly, any junior securities; pay any dividends (other than on Series B Preferred Stock), or enter into any variable rate transaction.

Events of Default. An “Event of Default” under the Series B Designation includes the occurrence of any of the events described below:

(a) if at any time the common stock is no longer DWAC eligible;

(b) a registration statement of the Company is not filed within sixty (60) days of the date Series B Preferred Stock was first issued in connection with certain shares of Series B Preferred Stock sold in 2024 and January 2025, which requirement has been met;

(c) the Company fails to obtain stockholder approval of the issuance of more than 20% of the Company’s outstanding common stock in connection with the sale of certain securities within one hundred twenty (120) days of the first sale thereof (which requirement was timely met);

(d) the Company shall fail to deliver shares issuable upon a conversion prior to the fifth trading day after such shares are required to be delivered;

(e) the Company shall fail to have available a sufficient number of authorized and unreserved common stock shares to issue to any holder upon a conversion completed under the Series B Designation;

(f) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of any documents entered into in connection with the sale of Series B Preferred Stock, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been cured within 10 business days after the date on which written notice of such failure or breach shall have been delivered;

(g) the Company shall redeem junior securities or pari passu securities;

(h) the Company shall be party to a Change of Control Transaction (as defined above);

(i) the Company shall enter bankruptcy;

(j) any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $500,000 (provided that amounts covered by the Company’s insurance policies are not counted toward this $500,000 threshold), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of thirty (30) trading days;

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(k) the electronic transfer by the Company of common stock shares through the Depository Trust Company is no longer available or is subject to a “freeze” and/or “chill”, which continues for a period of five trading days; or

(l) the common shares shall cease trading on an approved trading market, and such failure shall continue for a period of five trading days.

Following an Event of Default, (a) the dividend rate for any dividends to be issued automatically increases to 18% per annum beginning on the date of the Event of Default; (b) the Stated Value increases automatically by an amount equal to 17.5% of the Stated Value as of the date of the Event of Default; and (c) the conversion price of the Series B Preferred Stock is adjusted to the lesser of (i) the then applicable conversion price and (ii) a price per share equal to sixty five percent (65%) of the average of the three lowest trading prices for the Company’s common stock during the twenty (20) trading days preceding the relevant conversion, subject to the Floor Price.

Negative Covenants: As long as any shares of Series B Preferred Stock are outstanding, unless a simple majority of holders of the Series B Preferred Stock have otherwise given prior written consent, the Company shall not, and shall not permit any of the subsidiaries to, directly or indirectly:

(a) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of any holder;

(b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock, common stock equivalents or junior securities, other than as to (i) certain pre-approved purchases agreed to by the holders of the Series B Preferred Stock and (ii) the repurchase of common shares or common share equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Series Preferred Stock are outstanding;

(c) pay cash dividends or distributions on junior securities of the Company;

(d) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);

(e) redeem any junior securities or pay any dividends (other than on the Series B Preferred Stock); or

(f) enter into any agreement with respect to any of the foregoing.

Redemption Rights. At any time while the Series B Preferred Stock are outstanding, and on any date following stockholder approval of the issuance of more than 20% of the Company’s common stock upon conversion of certain shares of Series B Preferred Stock certain shares of Series B Preferred Stock sold in 2024 and January 2025 (which has occurred to date), the Company has the right to redeem fifty (50%) of the Stated Value then outstanding, and an additional fifty (50%) percent of the Stated Value then outstanding upon the written consent of the holders of the Series B Preferred Stock (each, the “Company Optional Redemption Amount”) on the Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). If redeemed within ninety (90) calendar days from the date of issuance, the Series B Preferred Stock shares subject to redemption shall be redeemed by the Company in cash at a price (the “Company Optional Redemption Price”) equal to 110% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to a holder, if any. If redeemed within ninety-one (91) calendar days after the date of issuance, but no later than one hundred twenty (120) calendar days from the date of issuance, the Series B Preferred Stock subject to redemption shall be redeemed by the Company in cash at a Company Optional Redemption Price equal to 115% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to holders, if any. If redeemed after one hundred twenty (120) calendar days from the date of issuance, the Series B Preferred Stock subject to redemption shall be redeemed by the Company in cash at a Company Optional Redemption Price equal to 120% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to any holder, if any. The Company may deliver only one Company Optional Redemption Notice and such Company Optional Redemption Notice shall be irrevocable.

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The Company may not deliver a Company Optional Redemption Notice, and any Company Optional Redemption Notice delivered by the Company shall not be effective, unless all of the Equity Conditions have been met on each trading day during the period beginning on the date notice of the redemption is provided and ending on the redemption date, which cannot be less than 10 nor more than 20 days.

“Equity Conditions” means, during the period in question: (a) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more notices of conversion of the applicable holder on or prior to the dates so requested or required, if any; (b) the Company shall have paid all liquidated damages and other amounts owing to the applicable holder in respect of the preferred shares; (c) (i) there is an effective registration statement or Rule 144 can be relied upon pursuant to which either: (A) the Company may issue conversion shares [except in the case of a redemption, where only the shares being redeemed are subject to this requirement]; or (B) the holders are permitted to utilize the prospectus thereunder to resell all of the common shares issuable pursuant to certain transaction documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future); or (ii) all of the conversion shares issuable pursuant to the applicable transaction documents may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the transfer agent and the affected holders; or (iii) all of the conversion shares may be issued to the holder pursuant to Section 3(a)(9) of the Securities Act and immediately resold without restriction; (d) the common shares are trading on a trading market and all of the common shares issuable pursuant to the applicable transaction documents are listed or quoted for trading on such trading market (and the Company believes, in good faith, that trading of the common shares on a trading market will continue uninterrupted for the foreseeable future); (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, common shares for the issuance of all of the shares then issuable pursuant to the applicable transaction documents; (f) the issuance of the common shares in question to the applicable holder would not violate the beneficial ownership limitation set forth in the designation; (g) there has been no public announcement of a pending or proposed Fundamental Transaction (as defined in the designation) or Change of Control Transaction (as defined in the designation) that has not been consummated; (h) the applicable holder is not in possession of any information provided by the Company, any of its subsidiaries, or any of their officers, directors, employees, agents or affiliates, that constitutes, or may constitute, material non-public information.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price (defined below) for such stock, other than in connection with a public offering, the issuer generally must obtain the prior approval of its stockholders. Listing Rule 5635(d) defines “Minimum Price” as the lower of: (i) the closing price (as reflected on Nasdaq.com); or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. The number of shares of common stock to be issued upon conversion of the Series B Preferred Stock, following the effectiveness of the Series B Designation Amendment could result in the issuance of a number of shares exceeding that threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d).

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If the Series B Designation Amendment is not approved, it could have various effects on the Company. For example:

●	The holders of the Series B Preferred Stock may not convert the Series B Preferred Stock into shares of common stock of the Company.

●	The issuance of securities of Mango & Peaches to Mr. Cohen, the Company’s Chief Executive Officer and Chairman, as discussed in Proposal 3, below, may be deemed an event of default and/or equity condition, under the Series B Designation.

●	The Series B Preferred Stock will continue to accrue dividends, which if we can pay, and choose to pay, in cash, may reduce funds available for our operations, and which we may not be legally able to pay in cash, and therefore may be forced to pay in-kind or in shares of common stock, which may cause additional dilution to existing shareholders.

●	If we cannot issue shares of common stock to potentially satisfy obligations as they become due under the Series B Preferred Stock and we do not otherwise have sufficient available cash to meet our obligations to the extent payable in cash, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms permitting conversion of certain payments under the Series B Preferred Stock into shares of common stock under the Series B Preferred Stock following the Series B Designation Amendment. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

●	In the event stockholder approval of the Series B Amendment Proposal is not received at the special meeting we may hold additional meetings to seek such approval, which may result in significant expenses to the Company.

●	If this Series B Amendment Proposal is not approved, and if we do not have sufficient funds to make cash payments for payments due under the Series B Preferred Stock and cannot raise such funds prior to a payment date, then we might default under the Series B Preferred Stock. Occurrence of an event of default by the Company could have significant negative consequences for us and our stockholders. Following an event of default, (a) the dividend rate for any dividends to be issued automatically increases to 18% per annum beginning on the date of the Event of Default; (b) the Stated Value increases automatically by an amount equal to 17.5% of the Stated Value as of the date of the event of default; and (c) the conversion price of the Series B Preferred Stock is adjusted to the lesser of (i) the then applicable conversion price and (ii) a price per share equal to sixty five percent (65%) of the average of the three lowest trading prices for the Company’s common stock during the twenty (20) trading days preceding the relevant conversion, subject to the Floor Price. An event of default could harm our financial condition, force us to reduce or cease operations or to sell certain of our assets or could result in our declaring bankruptcy and the holder of the Series B Preferred Stock seizing some or all of the assets of the Company and our subsidiaries.

Effect of the Series B Amendment Proposal on Existing Stockholders

The issuance of securities pursuant to the terms of the Series B Designation Amendment will not directly affect the rights of the Company’s existing stockholders, but such issuances, and conversions of Series B Preferred Stock, will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

The issuance of shares of common stock upon the conversion of our Series B Preferred Stock will also dilute the ownership interests of our existing stockholders. The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock upon the conversion of our Series B Preferred Stock, or the effect, if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock upon the conversion of our Series B Preferred Stock, or the perception that such sales could occur, may cause the market price of our common stock to decline.

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In addition, the common stock issuable upon the conversion of our Series B Preferred Stock may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by holders of the Series B Preferred Stock, then the value of our common stock will likely decrease.

In the future we may file a registration statement to permit the public resale of the shares of common stock that may be issued upon the conversion of the additional shares of Series B Preferred Stock available for issuance following the approval of the Series B Amendment Proposal (we previously registered an aggregate of 374,392 shares of common stock upon the conversion of 1,030 shares of Series B Preferred Stock sold in 2024 and January 2025). The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

We generally have no or limited control over whether the holder of Series B Preferred Stock converts the Series B Preferred Stock. For these reasons, we are unable to accurately forecast or predict with certainty the total number of shares of Company common stock that may be issued in connection with the Series B Preferred Stock and/or the timing of such issuances. However, based on a fixed conversion price of $1.50 per share, we expect that we will need to issue more than 20% of our outstanding shares of common stock upon conversion of the Series B Preferred Stock. Therefore, we are seeking stockholder approval under this proposal, not just for the approval of the Series B Designation Amendment, but also to issue more than 20% of our outstanding shares of common stock upon conversion of the Series B Preferred Stock, and for dividends which may accrue thereon.

The Series B Designation Amendment will also eliminate the dividend payable thereunder (except in connection with dividends payable to the common stock holders, but not if payable solely in common stock) and will provide that Mango & Peaches is excluded from the Change of Control Transaction definition set forth in the Series B Designation.

Required Vote

Approval of the Series B Amendment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and the affirmative vote of a Simple Majority of holders of the outstanding shares of Series B Preferred Stock, voting as a separate class.

Approval of the Series B Amendment Proposal represents approval of (a) the filing of the Series B Designation Amendment, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company; and (b) all shares of common stock which may be issuable from time to time pursuant to the terms of the Series B Preferred Stock currently outstanding, following the filing of the Series B Designation Amendment and subject to the terms thereof, including, but not limited to shares of common stock issued for dividends thereon.

Effective Date and Time of the Series B Designation Amendment

If the Series B Designation Amendment is approved by our stockholders, the Series B Designation Amendment would become effective, if at all, when the amendment to our Series B Designation is filed by the Company and accepted and recorded by the office of the Secretary of State of the State of Texas, or such later effective date and time as set forth in the amendment (the Effective Date). We currently anticipate filing the Series B Designation Amendment with the Secretary of State of Texas shortly after the date of the special meeting, assuming the approval thereof by the common stockholders and Series B Preferred Stock holders as required hereby.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 1, the Series B Amendment Proposal.

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PROPOSAL 2

ADOPTION OF THE SECOND AMENDMENT TO THE Mangoceuticals, Inc. 2022 EQUITY INCENTIVE PLAN

General

On August 31, 2022, the Board of Directors and our majority stockholders adopted the Mangoceuticals, Inc. 2022 Equity Incentive Plan (the “Original 2022 Plan”). On February 26, 2024, the Board approved the First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan, which increased the number of shares available for issuance thereunder. On March 25, 2024, at a special meeting of stockholders, the stockholders of the Company approved the First Amendment (the “First Amendment” and the Mangoceuticals, Inc. 2022 Equity Incentive Plan, as amended by the First Amendment, the “2022 Plan”).

The share reserve under the 2022 Plan has been significantly depleted through awards made thereunder and the Reverse Stock Split. If our stockholders do not approve an increase in the share reserve under the 2022 Plan, we estimate that we will not have sufficient shares to cover equity award grants for 2025 or beyond, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on February 15, 2025, upon the recommendation of our Compensation Committee, our Board adopted the Second Amendment (the “Amendment”) to the 2022 Plan, subject to stockholder approval. The 2022 Plan, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key change to the 2022 Plan:

●	Increase the initial aggregate number of shares of common stock that may be issued pursuant to awards under the 2022 Plan from 800,000 currently, to 10,000,000 shares, subject to Automatic Increases (as defined below).

●	Provide that the aggregate number of shares of common stock available for awards under the 2022 Plan will automatically increase on April 1st of each year for a period of six years commencing on April 1, 2026 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (B) 2,000,000 shares of common stock (the “Automatic Increases”)(compared to 133,333 shares currently, following the Reverse Stock Split); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock.

●	Increase the maximum number of shares of common stock to be issued under the 2022 Plan, and the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan, from 1,733,333 shares (following the Reverse Stock Split) to 26,000,000 shares.

If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2022 Plan, and the 2022 Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix B to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2022 Plan.

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Background and Purpose of the Amended Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to provide, through the Amended Plan, a comprehensive equity and long-term compensation program designed to enable the Company to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for management. Since our equity awards generally vest over several years (subject to certain exceptions), the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates management to think and act like owners, rewarding them when value is created for stockholders.

The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2022 Plan in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents, as discussed in greater detail below.

The increase in the 2022 Plan to 10,000,000 shares represents 121% of the total shares of common stock of the Company currently outstanding on a fully-diluted basis (8,247,085) shares.

Current Overview of Outstanding Equity Information

There are currently 111 shares available for future awards under the Company’s 2022 Plan.

The Amended Plan authorizes an additional 9,200,000 shares for issuance of equity awards under the Amended Plan (representing approximately 112% of the currently outstanding shares of the Company common stock as of February 13, 2025, on a fully-diluted basis). In setting and recommending to stockholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2022 Plan, as well as the Company’s average burn rate for the preceding fiscal year.

When considering the number of additional shares to add to the 2022 Plan, the Compensation Committee and the Board reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2022 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, 9,200,000 shares to be added to the 2022 Plan pursuant to the Amendment, and the shares automatically added to the 2022 Plan each year as a result of the Automatic Increases, in combination with the remaining authorized shares and shares added back to the 2022 Plan from forfeitures of awards granted under the 2022 Plan, are projected to satisfy the Company’s equity compensation needs for the next 5 years. In light of the factors considered by the Board and Compensation Committee, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing stockholder dilution.

Summary of the Material Terms of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, following the approval of the Amendment (included as Appendix A to this proxy statement).

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General

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board or Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board or Compensation Committee, in its discretion shall deem relevant.

Shares Available Under the 2022 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is currently the sum of (i) 666,666 shares (which will increase to 10,000,000 shares if the Amendment is approved), and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 (April 1, 2026, if the Amendment is approved) and ending on (and including) April 1, 2032, in an amount equal to the lesser of (x) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (y) 133,333 shares of common stock (which will increase to 2,000,000 shares if the Amendment is approved); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 1,733,333 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate (which will increase to 26,000,000 shares if the Amendment is approved), and no more than 1,733,333 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options (which will increase to 26,000,000 shares if the Amendment is approved).

If an award granted under the 2022 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2022 Plan. As a result, the shares available for granting future awards under the 2022 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2022 Plan in connection with awards previously granted under such 2022 Plan will again be available for awards under the 2022 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2022 Plan.

The shares available for awards under the 2022 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

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Administration

The Company is the issuer (manager) of the 2022 Plan. The 2022 Plan is administered by either (a) the entire Board of Directors of the Company, or (b) the Compensation Committee; or (c) as determined from time to time by the Board of Directors (the “Administrator”). Subject to the terms of the 2022 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2022 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2022 Plan.

The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

On or after the date of grant of an award under the 2022 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2022 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2022 Plan only to our employees (including our affiliates).

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000, or $1,000,000 in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.0001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2022 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

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The term of all stock options granted under the 2022 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2022 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2022 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the administrator.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2022 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the recipient’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv) the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the recipient’s material violation of any provision of any agreement(s) between the recipient and the Company relating to noncompetition, non-solicitation, nondisclosure and/or assignment of inventions.

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Restricted Stock Unit Awards

Restricted stock unit (RSU) awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2022 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our Board of Directors and specified in the stock appreciation right agreement.

The administrator determines the term of stock appreciation rights granted under our 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

Our 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

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The performance goals may be based on any measure of performance selected by our Board of Directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board of Directors at the time the performance award is granted, our Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Stock Awards

The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of incentive stock options, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

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In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

Change in Control

Stock awards granted under our 2022 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

The Administrator has the right to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option or stock appreciation right (SAR); (2) the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A) a new option, SAR, restricted stock award, RSU award or other award, under the 2022 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Duration; Termination of the 2022 Plan

Our Board of Directors has the authority to amend, suspend, or terminate our 2022 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2022 Plan (August 31, 2032). No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

Clawbacks

On October 26, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

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Awards under the 2022 Plan are subject, to the extent held by Covered Officers, and to the extent falling within the Clawback Policy, to clawback pursuant to the terms of the Clawback Policy.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

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If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Amended Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

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Awards planned under the 2022 Plan

There are no current plans to issue any awards under the 2022 Plan at this time.

Vote Required

This proposal to approve the Equity Play Proposal requires approval by the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the special meeting, to be approved.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 2, the approval and adoption of the Equity Plan Proposal.

PROPOSAL 3
approval of the issuance of shares of common stock and Series A Super Majority Voting Preferred Stock of Mango & Peaches Corp., our wholly-owned subsidiary, to our Chief Executive Officer and Chairman, Jacob Cohen, pursuant to Nasdaq Listing Rule 5635

The following description is a summary of the material terms of the Parent Subsidiary Contribution Agreement, A&R Employment Agreement and Series A Designation, each discussed and defined below. This summary is subject to, and qualified in its entirety by, the actual Parent Subsidiary Contribution Agreement, A&R Employment Agreement and the rights, preferences, powers, and privileges of Mango & Peaches’ (as defined below) Series A Super Majority Voting Preferred Stock of Mango & Peaches, filed as Exhibits 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2024, and Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 15, 2025, respectively.

Parent Subsidiary Contribution Agreement

On December 13, 2024, the Company, entered into a Parent Subsidiary Contribution Agreement with Mango & Peaches Corp., a Texas corporation, a then recently formed wholly-owned subsidiary of the Company (the “Contribution Agreement”). Pursuant to the Contribution Agreement, the Company contributed substantially all of its assets, including ownership of: (a) its 98% ownership of MangoRx Mexico S.A. de C.V., a Mexican Stock Company; and (b) its 100% ownership of MangoRx UK Limited, a company incorporated under the laws of the United Kingdom (collectively, the “Contributed Assets”), to Mango & Peaches, in order to restructure the ownership and operations of the Company, better segregate such operations and liabilities and provided for the issuance of a portion of the capital of Mango & Peaches to Mr. Jacob Cohen, the Chief Executive Officer of the Company, as additional consideration to Mr. Cohen pursuant to the terms of an Amended and Restated Employment Agreement, as discussed below. In consideration for the transfer of the assets, the Company received 4,999,999 shares of Mango & Peaches’ common stock, bringing its ownership to 5,000,000 shares of common stock of Mango & Peaches upon the closing of the Contribution Agreement (which ownership has not changed as of the date of this proxy statement).

Pursuant to the Contribution Agreement, Mango & Peaches assumed all of the liabilities of the Company relating to the Contributed Assets contributed, but none of the other liabilities of the Company and the Company agreed to indemnify Mango & Peaches against any damages relating to a breach of any representation or warranty of the Company in the Contribution Agreement, or any claim relating to the Contributed Assets, before the Contribution Effective Date; and Mango & Peaches agreed to indemnify the Company against any damages relating to a breach of any representation or warranty of Mango & Peaches in the Contribution Agreement, or any claim relating to the Contributed Assets, after the Contribution Effective Date. The Contribution Agreement and the contribution and assumption provided for therein was effective December 15, 2024 (the “Contribution Effective Date”).

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Amended and Restated Employment Agreement

On December 13, 2024, we entered into an Amended and Restated Executive Employment Agreement with Jacob D. Cohen, our Chief Executive Officer and Chairman and the Chief Executive Officer and sole director of Mango & Peaches (the “A&R Agreement”).

The A&R Agreement, which has an effective date of December 15, 2024, amended that prior Executive Employment Agreement dated September 1, 2022, by and between the Company and Mr. Cohen, as amended from time to time (the “Prior Agreement”) to among other things: (i) expand Mr. Cohen’s duties and obligations to include serving not only as the Chief Executive Officer of the Company, but also as the Chief Executive Officer of Mango & Peaches; (ii) extend the term of Mr. Cohen’s engagement to be for a term of three years through December 1, 2027; (iii) amended certain provisions of the Prior Agreement relating to the definition of “cause” for termination by the Company and the definition of change of control, to apply in the event that a majority of the members of the Board of Directors change after December 15, 2024, whether or not the directors are nominated by any committee of the Board of Directors; (iv) increase Mr. Cohen’s base salary to $360,000 per year and provide that any cash bonus or equity bonus earned by Mr. Cohen will be paid after the end of the fiscal year to which it relates, at the same time and under the same terms and conditions as other executives of the Company; provided that in no event shall the cash bonus or equity bonus be paid later than March 15th of the fiscal year following the fiscal year for which it was earned; (v) provide for Mr. Cohen to be paid a flat fee allowance of $7,500 per month which is intended to cover the cost of office space used by Mr. Cohen and all overhead costs associated therewith; (vi) provide Mr. Cohen the right to earn a cash bonus of up to $10,000,000, during the term of the A&R Agreement, based on Mango & Peaches meeting certain milestones and achievements (the “M&P Bonus”) as set forth in greater detail below, which at the option of Mr. Cohen can be converted into shares of common stock of Mango & Peaches at a conversion rate of $0.50 per share, as equitably adjusted for stock splits, dividends and recapitalizations of Mango & Peaches (the “M&P Bonus Shares”); (vii) increase the severance payable to Mr. Cohen upon a termination of the A&R Agreement by Mr. Cohen for good reason or without “cause” by the Company, each as described in greater detail in the A&R Agreement, to the sum of (A) an amount equal to three (3) times his then current annual base salary (up from one (1) times previously), plus (B) an amount equal to Mr. Cohen’s targeted bonus for the year containing the termination date; and provided Mr. Cohen elects to receive continued health insurance coverage through COBRA, the Company will pay Mr. Cohen’s monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for twelve (12) months following the termination date; and (viii) provide for the compensation payable under the A&R Agreement to be subject to the Company’s clawback policy, to the extent applicable.

As discussed above, the M&P Bonus provides Mr. Cohen the right to receive a bonus of up to $10 million, upon Mango & Peaches meeting certain milestones and achievements, as set forth in greater detail below. Any cash bonus earned may be converted into shares of common stock of Mango & Peaches at $0.50 per share.

Milestone/Achievement	Bonus Payable
Mango & Peaches Revenue Targets (Consolidated, cumulative since formation)
$5,000,000	$125,000
$10,000,000	$250,000
$15,000,000	$375,000
$20,000,000	$500,000
$25,000,000	$625,000
$50,000,000	$1,250,000
$75,000,000	$1,875,000
$100,000,000	$2,500,000
MangoRx Mexico
Launch of First Tadalafil Product	$250,000
Launch of First Sildenafil Product	$250,000
Launch of First additional Product	$250,000

MangoRx UK
Launch of any product in the UK market	$250,000

MangoRx IP Holdings
Completion of Efficacy Trials	$250,000
Signing of First Licensing Agreement	$250,000
First Commercialization/Launch of Product	$250,000

Establishment of MangoRx Asia	$500,000

Official launch of PeachesRx brand	$250,000

Total Cash Bonuses	$10,000,000

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The determination of whether or not each milestone/achievement has been met and timing thereof shall be determined by the Board of Directors of the Company in good faith.

The right to earn any unvested M&P Bonus terminates upon the termination of the A&R Agreement, except (1) if a change of control (as defined in the A&R Agreement) occurs; (2) if the A&R Agreement is terminated by Mr. Cohen for good reason (as defined in the A&R Agreement); or (3) if the A&R Agreement is terminated by the Company for a reason other than “cause” (as defined in the A&R Agreement), in which case the unvested portion of the M&P Bonus shall vest in full to Mr. Cohen upon the occurrence of such change of control or termination, as applicable;

The A&R Agreement also provided for Mr. Cohen to be issued (a) 1,700,000 shares of the common stock of Mango & Peaches (representing 25.4% of Mango and Peaches’ then outstanding shares of common stock)(the “M&P Common Shares”); and (b) 100 shares Series A Super Majority Voting Preferred Stock of Mango & Peaches, discussed in greater detail below (the “M&P Series A Shares”).

As a result of the issuance of the M&P Common Shares and M&P Series A Shares, Mr. Cohen will obtain majority control over substantially all of the assets and operations of the Company at the time of the entry into the Contribution Agreement, which following the Contribution Effective Date, are held by Mango & Peaches, including the right to vote 75.5% of Mango & Peaches outstanding voting shares as result of his ownership of M&P Common Shares and the M&P Series A Shares, which will provide him the right to approve any merger or consolidation of Mango & Peaches and/or any amendment to the Certificate of Formation of Mango & Peaches.

Additionally, in the event the full amount of the M&P Bonus, vests to Mr. Cohen and he converts such entire M&P Bonus into 20,000,000 M&P Bonus Shares pursuant to the conversion terms thereof, he will own 81.3% of Mango & Peaches outstanding common stock (not factoring in any other issuances), and 92.8% of Mango & Peaches’ outstanding voting stock (as a result of the ownership of the M&P Series A Shares and not factoring in any future issuances). There is no assurance that any of the milestones will be reached by Mango & Peaches and/or that any portion of the M&P Bonus will vest to Mr. Cohen or that any M&P Bonus Shares will be issued to Mr. Cohen.

Except as modified by the A&R Agreement, the terms of Mr. Cohen’s employment agreement remained substantially the same as the Prior Agreement, which is described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 16, 2024, under the heading “Executive and Director Compensation—Employment Agreements— Jacob D. Cohen, Chief Executive Officer”, which description, as modified by the A&R Agreement.

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Series A Super Majority Voting Preferred Stock

On January 9, 2025, Mango & Peaches filed a Certificate of Designations of Mango & Peaches Corp., establishing the designations, preferences, limitations, and relative rights of its Series A Super Majority Voting Preferred Stock (the “M&P Series A Preferred Stock”), with the Secretary of State of Texas, which was filed by the Texas Secretary of State on January 15, 2025, effective January 9, 2025 (the “Series A Designation”). The Series A Designation designated 100 shares of M&P Series A Preferred Stock, the rights of which are discussed in greater detail below:

The Series A Designation provides for the M&P Series A Preferred Stock to have the following rights:

Dividend Rights. The M&P Series A Preferred Stock do not accrue dividends.

Liquidation Preference. The M&P Series A Preferred Stock have no liquidation preference.

Conversion Rights. The M&P Series A Preferred Stock have no conversion rights.

Voting Rights. For so long as any shares of M&P Series A Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, have the right to vote on all stockholder matters (including, but not limited to at every meeting of the stockholders of Mango & Peaches and upon any action taken by stockholders of Mango & Peach with or without a meeting) equal to fifty-one percent (51%) of the total vote (the “Total Series A Vote” and the “Voting Rights”). For example, if there are 10,000 shares of Mango & Peach’s common stock issued and outstanding at the time of a stockholder vote, the holders of the M&P Series A Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 10,400 shares, out of a total number of 20,400 shares voting.

Additionally, so long as the M&P Series A Preferred Stock is outstanding, Mango & Peach shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of M&P Series A Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Certificate of Formation or the Bylaws of Mango & Peach so as to adversely affect the designations, preferences, limitations and relative rights of the M&P Series A Preferred Stock, (ii) effect any reclassification of the M&P Series A Preferred Stock, (iii) designate any additional series of preferred stock, the designation of which adversely effects the rights, privileges, preferences or limitations of the M&P Series A Preferred Stock; or (iv) amend, alter or repeal any provision of the Series A Designation (except in connection with certain non-material technical amendments).

Redemption Right. The M&P Series A Preferred Stock has no redemption rights.

Protective Provisions. Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of M&P Series A Preferred Stock are outstanding, Mango & Peach cannot without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of M&P Series A Preferred Stock, voting together as a class:

(a) Issue any additional shares of M&P Series A Preferred Stock after the original issuance of shares of M&P Series A Preferred Stock;

33

(b) Increase or decrease the total number of authorized or designated shares of M&P Series A Preferred Stock;

(c) Effect an exchange, reclassification, or cancellation of all or a part of the M&P Series A Preferred Stock;

(d) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of M&P Series A Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of M&P Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in the Series A Designation.

Approval of Contingent Subsidiary Securities Issuances

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635. Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, subject to certain limited exceptions. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Certain of Nasdaq’s rules also apply to transactions involving any parent or subsidiary of a Nasdaq listed company. Because the issuance of the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares to Mr. Cohen may be deemed an equity compensation arrangement within the stockholder approval requirements of Nasdaq Listing Rule 5635(c) and/or a change of control of Mango & Peaches pursuant to Nasdaq Listing Rule 5635(b), the Board is seeking stockholder approval for the issuance of the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares prior to the issuance thereof pursuant to the terms of the A&R Agreement pursuant to Nasdaq Listing Rule 5635.

Effect of Issuance on Existing Stockholders

Upon issuance of the M&P Common Shares and M&P Series A Shares, Mr. Cohen will obtain majority control over substantially all of the assets and operations of the Company at the time of the entry into the Contribution Agreement, which following the Contribution Effective Date, are held by Mango & Peaches, including the right to vote 75.5% of Mango & Peaches outstanding voting shares as result of his ownership of M&P Common Shares and the M&P Series A Shares, which will provide him the right to approve any merger or consolidation of Mango & Peaches and/or any amendment to the Certificate of Formation of Mango & Peaches.

Additionally, in the event the full amount of the M&P Bonus vests to Mr. Cohen and he converts such entire M&P Bonus into 20,000,000 M&P Bonus Shares pursuant to the conversion terms thereof, he will own 81.3% of Mango & Peaches outstanding common stock (not factoring in any other issuances), and 92.8% of Mango & Peaches’ outstanding voting stock (as a result of the ownership of the M&P Series A Shares and not factoring in any future issuances). There is no assurance that any of the milestones will be reached by Mango & Peaches and/or that any portion of the M&P Bonus will vest to Mr. Cohen or that any M&P Bonus Shares will be issued to Mr. Cohen.

As a result, Mr. Cohen will obtain voting control over Mango & Peaches and majority ownership of substantially all of the Company’s pre-Contribution Agreement assets. Such voting and economic control may reduce the ability of the Company to consolidate the assets and operations of Mango & Peaches, reduce the amount of cash available for the Company’s operations, decrease the amount of Mango & Peaches’ assets and/or cash flow booked in the financial statements of the Company, and/or have a negative effect on Mango & Peaches, and therefore the Company’s operations, financial results and cash flows, all of which could have a material adverse effect on the Company’s results of operations and/or the value of its common stock.

34

Additionally, the concentration of Mr. Cohen’s ownership will make it difficult, if not impossible, for the Company to undertake any transactions with Mango & Peaches without the approval of Mr. Cohen. Mango & Peaches contemplates issuing additional securities in the future and such issuances are expected to further dilute the Company’s ownership in Mango & Peaches.

Due to the above, it is expected that the Company will need to rely more heavily on new operations, assets and business lines to generate revenue and support its operations, which may not come to fruition and/or be available on favorable terms, if at all.

In the event that this Proposal 3 is approved by shareholders at the special meeting, but Proposal 1 isn’t, it is possible that the issuance of the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares to Mr. Cohen may trigger an event of default under the Series B Designation, as discussed in greater detail in Proposal 1, above.

Stockholder Approval Pursuant to Nasdaq Listing Rule 5635

We seek your approval of this Proposal No. 3 in order to satisfy the requirements of Nasdaq Listing Rule 5635 with respect to the issuance of the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares.

Until such stockholder approval is received, no shares of common stock of preferred stock of Mango & Peaches will be issued to Mr. Cohen pursuant to the A&R Employment Agreement or otherwise. The approval of this proposal at the special meeting would constitute the approval for purposes of Nasdaq Listing Rule 5635 of the issuance of all shares of Mango & Peaches issuable pursuant to the terms of the A&R Employment Agreement, including, but not limited to the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares.

Effects if Proposal No. 3 Is Not Approved

Unless stockholder approval of this Proposal No. 3 is received, no shares of common stock of preferred stock of Mango & Peaches will be issued to Mr. Cohen pursuant to the A&R Employment Agreement or otherwise. If the issuance of the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares are not approved, we may be forced to compensate Mr. Cohen in cash for services he provides to Mango & Peaches and he will not be able to convert the M&P Bonus into shares of Mango & Peaches, thereby requiring M&P to pay such bonus, which may total up to $10,000,000, in cash. The payment of such cash consideration to Mr. Cohen may negatively affect our cash flows and reduce the amount of cash Mango & Peaches has to pay operating expenses and expand, and could have a material adverse effect on Mango & Peaches’ operations and prospects and consequently our financial condition.

Interests of Mr. Cohen

As discussed above, the M&P Common Shares, M&P Series A Shares and the M&P Bonus Shares will be issuable to Mr. Cohen. Mr. Cohen is our Chief Executive Officer and Chairman and the Chief Executive Officer and sole director of Mango & Peaches. Mr. Cohen also beneficially owns 19.6% of our common stock and may vote all shares which he holds in favor of the approval of this Proposal No. 3.

None of the Company’s other directors or executive officers have any substantial interest, directly or indirectly, in the matters set forth in this Proposal No. 3 except to the extent of their ownership of shares of the Company’s common stock.

Required Vote

Approval of the M&P Equity Compensation Proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the M&P Equity Compensation Proposal.

35

Board Recommendation

The Board recommends that you vote “FOR” Proposal 3, the M&P Equity Compensation Proposal.

PROPOSAL 4
ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

General

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal at the time of the Meeting (the “Adjournment Proposal”). We intend to move to adjourn the Special Meeting to enable our Board to solicit additional proxies for approval of the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the proposals are insufficient to approve the proposals. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Series B Amendment Proposal, Equity Plan Proposal and/or M&P Equity Compensation Proposal , such that the proposals would be defeated, we could adjourn the Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 4, pursuant to our Bylaws, (A) the Board of Directors, without a vote of the stockholders, may postpone, reschedule, or cancel any previously scheduled special meeting of the stockholders called by the Board of Directors or management (but not by the stockholders); or (B) the holders of a majority of the voting power of all shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

Vote Required

Proposal 4 requires the Affirmative vote of a majority of shares of common stock present in person or represented by proxy at the special meeting, to be approved.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

36

OTHER MATTERS

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.mangorx.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

Other Matters to be Presented at the Special Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the special meeting other than that described above. If any other business should properly come before the special meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the special meeting of shareholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a shareholder of us, except for Mr. Cohen’s interest in Proposal 3, as discussed in greater detail above.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

The Board has established a process for shareholders to send communications to our Board or any individual director. Shareholders may send written communications to the Board or any director to Mangoceuticals, Inc:

Mangoceuticals, Inc.

Attn: Investor Relations

15110 N. Dallas Parkway, Suite 600 | Dallas, Texas 75248

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, Proxy Statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, page of our website at www.mangorx.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this Proxy Statement.

You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Mangoceuticals, Inc.

Attn: Investor Relations

15110 N. Dallas Parkway, Suite 600 | Dallas, Texas 75248

Phone: (214) 242-9619

37

ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 1 – The Series B Amendment Proposal” and “Proposal 3 – the M&P Equity Compensation Proposal”, are incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the SEC on November 14, 2024, copies of which accompany this proxy statement, and specifically to the sections included therein entitled as follows: (i) “Financial Statements and Supplementary Data” and “Financial Statements”; (ii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iii) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (iv) “Quantitative and Qualitative Disclosures About Market Risk”. We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

A copy of our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q will be mailed without charge to any beneficial owner of our capital stock, upon written or oral request. Requests for the Annual Report on Form 10-K and/or the Quarterly Report on Form 10-Q should be addressed to:

Mangoceuticals, Inc.

Attn: Investor Relations

15110 N. Dallas Parkway, Suite 600 | Dallas, Texas 75248

Phone: (214) 242-9619

The Form 10-K and Form 10-Q include certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and Form 10-Q and exhibits therein may also be obtained from our investor relations website, at the “Investors”, “SEC Filings”, page of our website at www.mangorx.com or directly from the SEC’s website, http://www.sec.gov/edgar.shtml.

38

Appendix A

Form 426
(Revised 05/11)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512/463-5709
Filing Fee: $15

This space reserved for office use.

Resolution Relating to a Series of Shares

Entity Information

The name of the corporation is:

Mangoceuticals, Inc.

State the name of the entity as currently shown in the records of the secretary of state.

The file number issued to the filing entity by the secretary of state is: 0804264096

Copy of Resolution

(Please check only one box.)

☐ A copy of a resolution establishing and designating a series of shares is attached.

☐ A copy of a resolution increasing or decreasing the number of shares in an established series is attached.

☐ A copy of a resolution deleting an established series is attached.

☒ A copy of a resolution amending an established series is attached.

Adoption of Resolution

The resolution was adopted by all necessary action on the part of the corporation on:

__/__/2025

mm/dd/yyyy

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________________

Form 426

3

A-1

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________________

The following event or fact will cause the document to take effect in the manner described below:

____

____

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: ____________________

____

____

Signature and title of authorized officer

Form 426

4

A-2

MANGOCEUTICALS, INC.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

of

SERIES B CONVERTIBLE PREFERRED STOCK OF MANGOCEUTICALS, INC.

Pursuant to Sections 21.155 and 21.364(g) of the

Texas Business Organizations Code

Mangoceuticals, Inc., a Texas corporation (the “Company”), hereby certifies that the following resolution was adopted by (a) the Board of Directors of the Company (the “Board of Directors”); and (b) the majority shareholders of the Company’s outstanding Series B Convertible Preferred Stock (the “Majority Stockholders”), pursuant to Sections 21.155 and 21.364(g) of the Texas Business Organizations Code.

WHEREAS, the Board of Directors created a series of preferred stock called the “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”) pursuant to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc., filed with the Secretary of State of the State of Texas on March 28, 2024, which was amended by the filing of a Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc., filed with the Secretary of State of Texas on June 27, 2024 (as amended to date, the “Certificate of Designations”);

WHEREAS, unless otherwise specified in this Certificate of Amendment, all terms herein shall have the same meanings ascribed to them in the Certificate of Designations; and

WHEREAS, the Board of Directors and Majority Stockholders believes that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Designations to decrease the conversion price and floor price thereunder, to remove certain dividend rights thereunder and to exclude Mango & Peaches Corp. from the definition of Change of Control Transaction set forth therein, each as set forth below.

RESOLVED, that the definition of “Change of Control Transaction” in Section 1 of the Certificate of Designations is hereby amended and restated in its entirety to read as follows:

“Change of Control Transaction” means the occurrence after the date hereof of any of: (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital shares of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Shares and the other Securities); (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the Corporation or the successor entity of such transaction; (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction; (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date); or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above. Notwithstanding the above, no transactions between the Original Issue Date, through the date that all Preferred Shares have either been converted into Common Shares or redeemed by the Corporation, between the Corporation and Mango & Peaches Corp., a subsidiary of the Company (“Mango & Peaches”), or involving the securities, the assets, the Board of Directors, or the shareholders of Mango & Peaches, including, but not limited to any transaction which would otherwise be deemed a Change of Control Transaction (each a “Mango & Peaches Transaction”), shall be deemed a Change of Control Transaction hereunder.”

A-3

RESOLVED, that Section 3 of the Certificate of Designations is hereby amended and restated in its entirety to read as follows:

“Section 3. Dividends.

3.1 Dividends in General. The Preferred Shares shall not accrue any dividends and shall not participate in any dividends, except as expressly set forth in Section 3.2, below.

3.2 Dividends on the Common Stock. If the Corporation declares a dividend or makes a distribution of cash (or any other distribution treated as a dividend under Section 301 of the Internal Revenue Code) on its Common Shares, each Holder of Shares of Preferred Shares shall be entitled to participate in such dividend or distribution in an amount equal to the largest number of whole Common Shares into which all Preferred Shares held of record by such Holder are convertible pursuant to Section 6 herein as of the record date for such dividend or distribution, if any, or, if there is no specified record date, as of the date of such dividend or distribution. Notwithstanding the foregoing, Holders shall have no right of participation in connection with dividends or distributions made to stockholders of Common Shares consisting solely Common Shares.

3.2 Non-Cash Distributions. Whenever a distribution provided for in Section 3.2 shall be payable in property other than cash, the value of such distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

3.3 Other Distributions. Subject to the terms of this Certificate of Designations, and to the fullest extent permitted by the Texas Business Organizations Code, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.4 Variable Rate Transactions. So long as any Preferred Shares shall remain outstanding, the Corporation shall be prohibited from effecting or entering into an agreement to effect any issuance by the Corporation or any of its Subsidiaries of Common Shares, Common Share Equivalents, Preferred Shares or Preferred Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, except for an equity line of credit. “Variable Rate Transaction” means a transaction in which the Corporation issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Shares or Preferred Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares or Preferred Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Corporation or the market for the Common Shares or Preferred Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an “at-the-market offering”, whereby the Corporation may issue securities at a future determined price. Any Holder shall be entitled to obtain injunctive relief against the Corporation to preclude any such issuance, which remedy shall be in addition to any right to collect damages.”

RESOLVED, that Section 6(b) of the Certificate of Designations is hereby amended and restated in its entirety to read as follows:

“b)	Conversion Price. The conversion price for the Preferred Shares shall be equal to $1.50 per share, subject to adjustment herein (the “Set Price”, the “Conversion Price” and the “Floor Price”).”

RESOLVED, that this Certificate of Amendment shall be effective as filed by the Texas Secretary of State; and it is further

RESOLVED, that except for the matters set forth in this Certificate Amendment, all other terms of the Certificate of Designations shall remain unchanged and in full force and effect.

[Signature on Following Page]

A-4

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed in its name and on its behalf on this ___ day of ____________ 2025.

Mangoceuticals, Inc.

By:
Name:	Jacob D. Cohen
Title:	Chief Executive Officer

Signature Page to

Certificate of Amendment

A-5

Appendix B

SECOND AMENDMENT TO
MANGOCEUTICALS, INC.
2022 EQUITY INCENTIVE PLAN

This Second Amendment (“Second Amendment”) to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), is made and adopted by the Board of Directors of Mangoceuticals, Inc., a Texas corporation (the “Company”), on February 15, 2025, effective as of the date approved by stockholders of the Company at a duly called meeting of stockholders (the “Second Amendment Date”). Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2022 Plan.

RECITALS

A.	The Company currently maintains the 2022 Plan.

B.	The Board believes it is in the best interests of the Company and its stockholders to amend the 2022 Plan to increase the share reserve, increase the number of shares of Common Stock pursuant to which the share reserve automatically increases each year of the 2022 Plan, increase the aggregate incentive stock limit and increase the maximum number of shares of Common Stock issuable pursuant to the exercise of Incentive Stock Options and to incorporate the other terms and conditions set forth herein.

AMENDMENT

The 2022 Plan is hereby amended as follows, effective as of the date of the Second Amendment Date.

1.

Section 2(a). Section 2(a) of the 2022 Plan is hereby deleted and replaced in its entirety with the following:

“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 10,000,000 shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of nine years commencing on April 1, 2026 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 2,000,000 shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. In no event may more than 26,000,000 total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments.”

2.

Section 2(b). Section 2(b) of the 2022 Plan is hereby deleted and replaced in its entirety with the following:

“Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 26,000,000 shares.”

3.	This Second Amendment shall be and, as of the Second Amendment Date, is hereby incorporated in and forms a part of the 2022 Plan.

4.	Except as expressly provided herein, all terms and conditions of the 2022 Plan shall remain in full force and effect.

B-1

FORM OF PROXY FOR COMMON STOCKHOLDERS

ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET:
- Go to: www.cleartrustonline.com/mgrx
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

SPECIAL MEETING OF STOCKHOLDERS
MANGOCEUTICALS, INC.

CONTROL NUMBER:

DATE: **March 17, 2025**
TIME: **12 PM Central Time**
LOCATION: **15110 Dallas Parkway Suite 600 Dallas TX 75248**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jacob D. Cohen and Amanda Hammer (the "Named Proxies") or any one of them, with authority to act in the absence of the other, each as proxies and attorneys-in-fact for the undersigned, with full power of substitution and resubstitution, and authorizes each of them, and each of their substitute named proxies, to vote all the shares of common stock of Mangoceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. I/we hereby revoke all proxies previously given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

MANGOCEUTICALS, INC.
SPECIAL MEETING OF STOCKHOLDERS

BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR EACH OF THE PROPOSALS.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

SAVE TIME & REDUCE COSTS!
PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.

LAST NAME,FIRST 99

FORM OF PROXY FOR SERIES B PREFERRED STOCK HOLDERS

MANGOCEUTICALS, INC.
SPECIAL MEETING OF STOCKHOLDERS

BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL.

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

SAVE TIME & REDUCE COSTS!
PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.

LAST NAME,FIRST 99